SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) January 20, 2004
                                                 ----------------


                              PEOPLES BANCORP INC.
           ----------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                     0-16772
                    ----------------------------------------
                             Commission File Number


                  Ohio                                  31-0987416
---------------------------------------------    -----------------------
State or other jurisdiction of incorporation)    (I.R.S. Employer
                                                  Identification Number)


                 138 Putnam Street
                   P.O. Box 738,
                   Marietta, Ohio                           45750
 -------------------------------------------------    -----------------
      (Address of principal executive office)             (Zip Code)


Registrant's telephone number, including area code: (740) 373-3155
                                                    --------------


                                 Not applicable
      --------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                           Index to Exhibits on Page 3

Item 1.  Changes in Control of Registrant
         Not applicable.

Item 2.  Acquisition or Disposition of Assets
         Not applicable.

Item 3.  Bankruptcy or Receivership
         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant
         Not applicable.

Item 5.  Other Events and Regulation FD Disclosure
         Not applicable.

Item 6.  Resignations of Registrant's Directors
         Not applicable.

Item 7.  Financial Statements and Exhibits
         (a) None required
         (b) None required
         (c) Exhibits


    EXHIBIT NUMBER             DESCRIPTION
-------------------------      ------------------------------------
         99                    News Release issued January 20, 2004

Item 8. Change in Fiscal Year
        Not applicable.

Item 9. Regulation FD Disclosure
        Not applicable.

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics
        Not applicable.

Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefits
         Plan
        Not applicable.

Item 12. Results of Operations and Financial Condition
         On January 20, 2004, Peoples Bancorp Inc. issued a news release announcing its results of operations and financial condition for the fourth quarter of 2003 and year ended December 31, 2003. The release is included herewith as Exhibit 99.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE:  January 21, 2004                   PEOPLES BANCORP INC.
                                          -------------------------------------
                                          Registrant



                                 By: /s/  ROBERT E. EVANS
                                          -------------------------------------
                                          Robert E. Evans
                                          President and Chief Executive Officer



                                INDEX TO EXHIBITS


    EXHIBIT NUMBER             DESCRIPTION
-------------------------      ------------------------------------
         99                    News Release issued January 20, 2004